SECURITIES AND EXCHANGE COMMISSION

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 Date of Report
                (Date of earliest event reported): June 18, 2004


                             ADVANCED PHOTONIX, INC.
             (Exact Name of Registrant as specified in its Charter)



              Delaware                  1-11056               33-0325826
     (State or other jurisdiction    (Commission             (IRS Employer
         of incorporation)            File Number)        Identification No.)



                 1240 Avenida Acaso, Camarillo, California 93012
               (Address of Principal Executive Offices) (ZIP Code)



       Registrant's telephone number, including area code: (805) 987-0146

ITEM 12:  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     Pursuant to Exchange Act Release 34-47583, Advanced Photonix, Inc. ("the Company") is furnishing the information required by Item 12 of Form 8-K, "Results of Operations and Financial Condition".

     On June 18, 2004, the Registrant issued a press release announcing its results of operations for the fourth fiscal quarter and twelve month period ended March 28, 2004. A copy of the press release is included with this Report as Exhibit 99.1.





Exhibit Index
----------------------------------------------
Exhibit 99.1 Press Release of Advanced Photonix, Inc. dated June 18, 2004, announcing financial results for the fourth fiscal quarter and twelve month period ended March 28, 2004 (furnished pursuant to Item 12 on Form 8-K).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     ADVANCED PHOTONIX, INC.



                                By: /s/ Susan A. Schmidt
                                    -------------------------
                                    Susan A. Schmidt
                                    Chief Financial Officer and Secretary